COMMITMENTS	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS
COMMITMENTS
The Company leases land, office space, data center facilities and equipment used in connection with its operations under various operating leases, many of which contain escalation clauses. The Company is also committed to pay a portion of the related operating expenses under a data center lease agreement. These operating expenses are not included in the table below.
Future minimum payments under operating lease agreements are as follows:

Years Ending December 31,	(In thousands)
2017	$31,834
2018	31,661
2019	24,316
2020	18,523
2021	13,239
Thereafter	189,070
Total	$308,643

Expenses charged to operations under these agreements are $49.3 million, $39.4 million and $41.2 million for the years ended December 31, 2016, 2015 and 2014, respectively.
The Company's most significant operating lease is a seventy-seven year land lease for IAC's headquarters building in New York City and approximates 57% of the future minimum payments due under all operating lease agreements in the table above.
The Company also has funding commitments that could potentially require its performance in the event of demands by third parties or contingent events as follows:

	Amount of Commitment Expiration Per Period
	Less Than 1 Year	1-3 Years	3-5 Years	More Than 5 Years	Total Amounts Committed
	(In thousands)
Purchase obligations	$10,581	$10,000	$—	$—	$20,581
Letters of credit and surety bonds	768	63	—	1,437	2,268
Total commercial commitments	$11,349	$10,063	$—	$1,437	$22,849

The purchase obligations principally include a web hosting commitment. The letters of credit support the Company's casualty insurance program.